Filed by Federated Municipal High Yield Advantage Fund, Inc.

Pursuant to Rule 14a-6 of the Securities Act of 1934

Subject Company: Federated Municipal High Yield Advantage Fund, Inc. Commission File No. 811-4533



FOR OUR EDGE AND VISION CLIENTS:
      (77 CHARACTERS PER LINE, 17 LINES PER PAGE)

                     *** REVISED IMPORTANT FUND NOTICE ***

Please be advised that on September 14, 2006, the Federated Municipal High Yield Advantage Fund, Inc. mailed a proxy to all Federated Municipal High Yield Advantage Fund, Inc. shareholders. The proxy is being solicited on behalf of the Board of Directors. The purpose of the proxy is to ask the shareholders to approve the tax-free reorganization of Federated Municipal High Yield Advantage Fund, Inc. from a Maryland Corporation to a Massachusetts Business Trust.

FUND NAME                                      FUND NUMBER   CUSIP NASDAQ SYMBOL
Municipal High Yield Advantage Fund Class A    167313910200         FMOAX
Municipal High Yield Advantage Fund Class B    170313910309         FMOBX
Municipal High Yield Advantage Fund Class C    214313910408         FMNCX
Municipal High Yield Advantage Fund Class F    310313910101         FHTFX

For more information regarding this proxy, please visit us online at FederatedInvestors.com. You can access all proxy information via the "Vote your Proxy" link in the Customer Service section. If you have any questions, please contact your Federated Client Service Team.

Federated Municipal High Yield Advantage Fund, Inc. (ICA No. 811-4533) has filed a proxy statement and other relevant documents concerning the planned transactions with the United States Securities and Exchange Commission
(the "SEC").  INVESTORS ARE URGED TO READ THE PROXY STATEMENT
AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PLANNED TRANSACTION, OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors will be able to obtain these documents, and information regarding the participants in the planned transaction, free of charge at the SEC Web site (www.sec.gov). In addition, documents filed with the SEC by Federated are available free of charge at 1-800-341-7400.

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FOR OUR NSCC CLIENTS:

                      *** REVISED IMPORTANT FUND NOTICE **

Please be advised that on September 14, 2006, the Federated Municipal High Yield Advantage Fund, Inc. mailed a proxy to all Federated Municipal High Yield Advantage Fund, Inc. shareholders. The proxy is being solicited on behalf of the Board of Directors. The purpose of the proxy is to ask the shareholders to approve the tax-free reorganization of Federated Municipal High Yield Advantage Fund, Inc. from a Maryland Corporation to a Massachusetts Business Trust.

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                 FUND NAME                 |FUND NUMBER|  CUSIP  |NASDAQ SYMBOL
-------------------------------------------------------------------------------
Municipal High Yield Advantage Fund Class A|    167    |313910200|    FMOAX
-------------------------------------------------------------------------------
Municipal High Yield Advantage Fund Class B|    170    |313910309|    FMOBX
-------------------------------------------------------------------------------
Municipal High Yield Advantage Fund Class C|    214    |313910408|    FMNCX
-------------------------------------------------------------------------------
Municipal High Yield Advantage Fund Class F|    310    |313910101|    FHTFX
-------------------------------------------------------------------------------

For more information regarding this proxy, please visit us online at FederatedInvestors.com. You can access all proxy information via the "Vote your Proxy" link in the Customer Service section.

Please contact your Client Service Team with questions.

Federated Municipal High Yield Advantage Fund, Inc. (ICA No. 811-4533) has filed a proxy statement and other relevant documents concerning the planned transactions with the United States Securities and Exchange Commission (the "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PLANNED TRANSACTION, OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors will be able to obtain these documents, and information regarding the participants in the planned transaction, free of charge at the SEC Web site (www.sec.gov). In addition, documents filed with the SEC by Federated are available free of charge at 1-800-341-7400.